UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
SI-BONE, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

SI-BONE, INC.

2023 Annual Meeting

Vote by June 08, 2023

11:59 PM ET

SI-BONE, INC.
471 EL CAMINO REAL, SUITE 101
SANTA CLARA, CALIFORNIA 95050

You invested in SI-BONE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 09, 2023.**

Get informed before you vote

View the Notice & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 09, 2023
8:30 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/SIBN2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Jeffrey W. Dunn	For
1b.	John G. Freund	For
1c.	Gregory K. Hinckley	For
2.	To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as SI-BONE, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2023.	For
3.	Advisory vote to approve executive compensation "Say-on-Pay".	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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